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                                                                      EXHIBIT 99
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



      In connection with the Annual Report on Form 10-K of Atlantic Premium Brands, Ltd. (the "Company") for the annual period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas M. Dalton, President and Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:  /s/ Thomas M. Dalton
   ---------------------------------
Name:  Thomas M. Dalton
President and Chief Financial Officer
March 28, 2003




     A signed original of this written statement required by Section 906 has been provided to Atlantic Premium Brands, Ltd. and will be retained by Atlantic Premium Brands, Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.